Exhibit 10.28

WILLIS ENGINE FUNDING LLC *
Issuer

and

THE BANK OF NEW YORK
Indenture Trustee

AMENDED AND RESTATED
SERIES 2002-1 SUPPLEMENT

Dated as of December 13, 2002

to

AMENDED AND RESTATED
INDENTURE

Dated as of December 13, 2002

SERIES 2002-1 NOTES

*                                         Portions of the material in this Exhibit have been redacted pursuant to a request for confidential treatment, and the redacted material has been filed separately with the Securities and Exchange Commission (the “Commission”).  An asterisk has been placed in the precise places in this Agreement where we have redacted information, and the asterisk is keyed to a legend which states that the material has been omitted pursuant to a request for confidential treatment.

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EXHIBIT D-2	Lessee Acknowledgment (Willis Form)
EXHIBIT E	Asset Base Certificate
EXHIBIT F	Withdrawal Notice
EXHIBIT G	Funding Deliverables
EXHIBIT H-1	Form of Trust Agreement
EXHIBIT H-2	Form of Owner Trustee Guaranty
EXHIBIT H-3	Form of Owner Trustee Mortgage
EXHIBIT H-4	Form of Beneficial Interest Pledge Agreement
EXHIBIT J-1	Form of Portfolio Report
EXHIBIT J-2	Form of Principal Report

SCHEDULES
SCHEDULE 1	Certain Terms
SCHEDULE 2	Initial List of Engines and Lease Agreements

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AMENDED AND RESTATED SERIES 2002–1 SUPPLEMENT, dated as of December 13, 2002 (the “Supplement” or the “Series 2002-1 Supplement”), between Willis Engine Funding LLC, a limited liability company organized and existing under the laws of the State of Delaware (the “Issuer”), and The Bank of New York, a New York banking corporation, as Indenture Trustee (the “Indenture Trustee”).

The Issuer and the Indenture Trustee are party to the Indenture dated as of September 12, 2002, as supplemented by the Series 2002-1 Supplement dated as of September 12, 2002 (such supplement, the “Original Supplement”; and, the Indenture as supplemented by the Original Supplement, the “Original Indenture”).

Contemporaneously herewith, the Issuer and the Indenture Trustee have amended and restated the Original Indenture (as so amended and restated, and as amended, restated, supplemented or otherwise modified from time to time hereafter, the “Indenture”)

Pursuant to the Original Supplement, the Issuer and the Indenture Trustee created the Series 2002-1 Notes and specified the Principal Terms thereof.

The Issuer and, with the unanimous consent of the Holders of the outstanding Willis Engine Funding LLC Secured Notes, Series 2002-1, Class A and B, the Indenture Trustee have agreed to amend and restate the Original Supplement but only upon the terms and conditions hereinafter set forth and in reliance on the representations and warranties of the Issuer set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CALCULATION GUIDELINES

Section 1.1                                   Definitions.

Capitalized terms used in this Supplement but not defined herein shall have the meaning assigned to such terms in the Indenture.  Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

Section 1.2                                   Calculation Guidelines.

For purposes of calculating the Class A Note Interest Payment, the Class A Note Principal Balance shall at all times be equal to the sum of all Class A Loans then outstanding.  For purposes of calculating the Class B Note Interest Payment, the Class B Note Principal Balance shall at all times be equal to the sum of all Class B Loans then outstanding.

ARTICLE II

CREATION OF THE SERIES 2002-1 NOTES

Section 2.1                                   Designation: General Terms and Conditions.

(a)                                  There is hereby created a Series of Notes to be issued in two Classes pursuant to the Indenture and this Supplement to be known respectively as the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Class A and Class B”.  The Class A Notes are hereby further divided into two subclasses to be known as the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Subclass A-1” and the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Subclass A-2”.  The Class B Notes are hereby further divided into two subclasses to be known as the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Subclass B-1” and the “Willis Engine Funding LLC Secured Notes, Series 2002-1, Subclass B-2”.  The Series 2002-1 Notes shall not be rated by any Rating Agency unless required by the Deal Agent.

(b)                                 The Payment Date with respect to the Series 2002-1 Notes shall be the twentieth day of each month, or, if such day is not a Business Day, the immediately following Business Day.

(c)                                  The “Class A Notes” and “Class B Notes” issued under the Original Indenture shall be exchanged for the Subclass A-1 Notes and the Subclass B-1 Notes in definitive form substantially in the forms of Exhibit A-1 and Exhibit B-1 hereto.  The Subclass A-2 Notes and the Subclass B-2 Notes shall be issued in definitive form substantially in the forms of Exhibit A-2 and Exhibit B-2 hereto.

(d)                                 Payments of principal and interest on the Series 2002-1 Notes shall be payable solely from funds on deposit in the Series 2002-1 Series Account or from other funds as set forth in this Series 2002-1 Supplement at the times and in the amounts set forth in Article III of this Supplement.

(e)                                  In furtherance of, and in addition to the property identified in, the Granting Clause set forth in the Indenture, as it relates to this Supplement, the Issuer hereby grants to the Indenture Trustee, for the benefit of the Series 2002-1 Noteholders, a security interest in all of Issuer’s right, title and interest in and to (i) each of the Series 2002-1 Engines, (ii) the Lease Agreements that encumber the Series 2002-1 Engines on their respective Transfer Dates or on any date thereafter, (iii) the Series 2002-1 Series Account, the Series 2002-1 Engine Reserve Account, the Series 2002-1 Security Deposit Account and the Series 2002-1 Restricted Cash Account and all amounts and Eligible Investments from time to time on deposit therein, (iv) each Beneficial Interest in an Owner Trust that owns a Series 2002-1 Engine, and (v) all income, payments and proceeds of the foregoing (all such property identified in this Section 2.1(e), collectively, the “Series Collateral”).  Such Series Collateral (except as set forth in Section 401(d) of the Indenture with respect to Excess Cash Available for Distribution) shall not be available to pay any other Aggregate Outstanding Obligations until all Outstanding Obligations under this Supplement have been paid in full.

(f)                                    In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Supplement shall govern.

Section 2.2                                   Interest Payments on the Series 2002-1 Notes.

(a)                                  Interest on Series 2002-1 Notes.  Each Loan shall bear interest on the outstanding principal amount thereof from the date when made, continued or converted until paid in full at a rate per annum equal to the sum of the applicable Spread and the applicable Interest Rate.  Such interest shall be payable on each Payment Date from amounts on deposit in the Series 2002-1 Series Account in accordance with Section 302 of the Indenture and Section 3.2 of this Supplement.

(b)                                 Default Interest.  If an Event of Default has occurred and is continuing on any given day, the Issuer shall pay interest (“Default Interest”) at a rate per annum equal to the Overdue Rate, for the period during which such amounts shall remain unpaid.  Such interest shall be payable (i) on each Payment Date from amounts on deposit in the Series 2002-1 Series Account in accordance with Section 3.2 of this Supplement and (ii) as further provided Article VIII of the Indenture.

(c)                                  Determination of Interest.  The Administrative Agent shall determine the Interest on any Class of Notes as provided herein and pursuant to Section 2.06 of the applicable Note Purchase Agreement.

Section 2.3                                   Principal Payments on the Series 2002-1 Notes.

Principal of the Series 2002-1 Notes shall be payable on each Payment Date from amounts on deposit in the Series 2002-1 Series Account (and on the Final Payment Date, from amounts on deposit in the Series 2002-1 Restricted Cash Account) in accordance with Section 3.2 of this Supplement.  The unpaid principal amount of the Series 2002-1 Notes shall be due and payable in full on the Final Payment Date, together with all unpaid interest, fees, expenses, costs and other amounts payable by the Issuer pursuant to the terms of the Indenture and this Supplement.

Section 2.4                                   Amounts and Terms of Series 2002-1 Noteholder Commitments; Fees Payable by Issuer.

(a)                                  Subject to the terms and conditions of this Supplement and the Class A Note Purchase Agreements and the Class B Note Purchase Agreements (i) the Subclass A-1 Note Commitment and the Subclass B-1 Note Commitment, respectively, shall be available to the Issuer on and after the Closing Date until the Conversion Date and (ii) the Subclass A-2 Note Commitment and the Subclass B-2 Note Commitment, respectively, shall be available to the Issuer on and after the Effective Date until the Subclass A2/B2 Amortization Commencement Date.

(b)                                 During the applicable Revolving Period, the respective Series 2002-1 Notes shall be revolving notes with maximum aggregate principal amounts equal to their respective Note Commitments, then in effect; provided, however, that at no time shall the Class A Note Principal

Balance exceed the Senior Asset Base for this Series 2002-1 nor shall the Class B Note Principal Balance exceed the Subordinate Asset Base for this Series 2002-1.  The Deal Agent shall maintain a record of all Loans and repayments made on the Class A Notes and the Class B Notes and absent manifest error such records shall be conclusive.  On any date requested by the Issuer, after the Issuer shall have satisfied all applicable conditions precedent set forth in Article V hereof and in each Class A Note Purchase Agreement and each Class B Note Purchase Agreement, each Purchaser shall, at the Issuer’s request for a Loan as specified in a notice given to the Deal Agent in accordance with the terms of the applicable Note Purchase Agreement, make payment thereof (in proportion to its respective commitment) in accordance with the terms of the applicable Note Purchase Agreement in an amount specified in such notice, and in accordance with the written direction of the Issuer by wire transfer in same day funds provided, that each request for an advance of principal of the applicable Note shall, subject to the applicable Note Commitment then in effect, be in minimum and multiple aggregate amounts as set forth in Section 2.04(b) of the applicable Note Purchase Agreement.  The Issuer shall pay interest on the Class A Notes and the Class B Notes at the rates and in the manner set forth in Section 2.2 hereof.  The unpaid principal amount of the Notes and all unpaid interest accrued thereon, together with any unpaid Senior Step-Up Program Fee, Subordinate Step-Up Program Fee, Renewal Fee and all other fees, expenses, costs and other sums chargeable to the Issuer incurred in connection therewith, shall be due and payable on the Final Payment Date.

Each request for a Loan shall constitute a reaffirmation by the Issuer that (1) no Event of Default or Early Amortization Event has occurred and is continuing and (2) the representations and warranties contained in the Series 2002-1 Transaction Documents are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

Notwithstanding any other provision of this Section 2.4(b), following the consummation of the Term Securitization, the Purchasers shall not be obligated to fund Loans under this Series 2002-1 Supplement and the Note Purchase Agreements until the Issuer and the Purchasers have agreed in writing regarding the Spreads for such Loans.

(c)                                  The Issuer may, on any Payment Date, repay all or any portion of the Class A Note Principal Balance and Class B Note Principal Balance provided that the Issuer gives written notice of such prepayment to the Deal Agent that number of days before such Payment Date as may be mutually agreed by the Issuer and the Deal Agent and in accordance with the terms of this Supplement and complies with all other applicable requirements of the applicable Note Purchase Agreements, by making a wire transfer to the Deal Agent; provided, however, that (i) in connection with any such prepayment before the Conversion Date, such prepayment shall be applied first to reduce pro rata the Subclass A-2 Note Principal Balance and the Subclass B-2 Note Principal Balance until paid in full and thereafter to reduce pro rata the Subclass A-1 Note Principal Balance and the Subclass B-1 Note Principal Balance until paid in full and (ii) in connection with any such prepayment from and after the Conversion Date, such prepayment shall be applied to reduce pro rata the Aggregate Note Principal Balance; provided, further, however that the Issuer may not make such repayment from funds in the Series 2002-1 Restricted Cash Account unless the Issuer is repaying all of the Class A Note Principal Balance and all of the Class B Note Principal Balance.  Such repayment shall be accompanied by instructions to apply such cash to the reduction of principal and accrued Interest through the date of such payment.  If the Issuer does not notify each Purchaser and the Deal Agent of any such principal reduction at least 30 days prior to such principal reduction, the Issuer shall pay all costs related to the reduction of outstanding principal, including Breakage Costs and all costs associated with the outstanding Commercial Paper Notes related to such principal reduction.  The Issuer understands (i) that Commercial Paper Notes issued in connection with such principal may not be prepaid, (ii) that the amount of cash proceeds received by each Purchaser may not match the amount of maturing Commercial Paper Notes on the desired repayment date and (iii) that each Purchaser shall use its reasonable best efforts to minimize any such Breakage Costs.

(d)                                 The Issuer may terminate or reduce (i) the Subclass A-1 Maximum Limit or the Subclass A-2 Maximum Limit pursuant to Section 2.05 of the corresponding Class A Note Purchase Agreement or (ii) the Subclass B-1 Maximum Limit or the Subclass B-2 Maximum Limit pursuant to Section 2.05 of the corresponding Class B Note Purchase Agreement.

(e)                                  The Issuer shall pay on each quarterly Payment Date, beginning with the third Payment Date, an Administrative Agent Fee to the Administrative Agent as set forth in Schedule 1.

(f)                                    The Issuer shall pay on any applicable Payment Date the Renewal Fee to the Deal Agent as set forth in the Issuer Fee Letter.

(g)                                 The Issuer shall pay to the Deal Agent on the Effective Date the Warehouse Structuring Fee and the Prepaid Interest then due and payable together with any other fees and expenses of the Deal Agent, each as set forth in the Supplemental Issuer Fee Letter.

(h)                                 The Issuer shall pay on any Payment Date on or after the Conversion Date the Senior Step-Up Program Fee and the Subordinate Step-Up Program Fee to the corresponding Class A Noteholders and the Class B Noteholders, respectively, as set forth in the Issuer Fee Letter.

Section 2.5                                   Increased Cost; Capital Adequacy; Taxes.

The provisions set forth in Sections 2.08, 2.09 and 2.10 of each Class A Note Purchase Agreement and Class B Note Purchase Agreement are incorporated herein.

Section 2.6                                   Payments, Computations, Etc.

(a)                                  Unless otherwise expressly provided herein, all amounts to be deposited by the Issuer or the Servicer hereunder shall be deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States in immediately available funds.  Unless otherwise expressly provided herein, all amounts to be paid to the Deal Agent or to any Noteholder, as applicable, shall be paid in accordance with the terms hereof on the day when due in lawful money of the United States in immediately available funds to a dollar denominated account maintained by the Deal Agent or any Noteholder in accordance with wire instructions given to the Indenture Trustee by the Deal Agent or Noteholder.  All computations of interest and other fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

(b)                                 Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Interest or any fee payable hereunder, as the case may be.

(c)                                  If any Loan requested by the Issuer and approved by a Purchaser and the Deal Agent pursuant to Section 2.04(b) of the applicable Note Purchase Agreement is not, for any reason whatsoever related to a default or nonperformance by the Issuer, made or effectuated, as the case may be, on the date specified therefor, the Issuer shall indemnify such Purchaser against any reasonable loss, cost or expense incurred by such Purchaser, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to fund or maintain such Loan, as the case may be, during such Interest Accrual Period.

ARTICLE III

SERIES 2002-1 SERIES ACCOUNT AND ALLOCATION AND APPLICATION OF
AMOUNTS THEREIN

Section 3.1                                   Series 2002-1 Series Account.

The Issuer shall establish on the Effective Date and maintain, so long as any Series 2002-1 Note is Outstanding, an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Series Account, which account is hereby pledged to the Indenture Trustee for the benefit of the Series 2002-1 Noteholders pursuant to the Indenture and this Supplement.  All deposits of funds by or for the benefit of the Series 2002-1 Noteholders from the Trust Account and the Series 2002-1 Restricted Cash Account shall be accumulated in, and withdrawn from, the Series 2002-1 Series Account in accordance with the provisions of the Indenture and this Supplement.

Section 3.2                                   Distributions from Series 2002-1 Series Account on each Payment Date.

On each Payment Date, the Indenture Trustee shall, in accordance with the Servicer Report, distribute funds then on deposit in the Series 2002-1 Series Account and any other funds available for application to the Series 2002-1 Notes to the following Persons and in the following order of priority:

I                                            If an Early Amortization Event shall not then be continuing:

(A)                              By wire transfer of immediately available funds, to the Indenture Trustee, all Indenture Trustee’s Fees, to the Custodian, all Collateral Custodian’s Fees, to any Owner Trustee of an Owner Trust that owns a Series 2002-1 Engine, any fees and expenses incurred in performing its duties under the applicable Trust Agreement, in each case then due and payable for Series 2002-1 to the extent not paid by the Servicer;

(B)                                (i)                                     if the Indenture Trustee has received the Servicer Report for the related Collection Period, to the Servicer by wire transfer of immediately available funds, an amount equal to the sum of any (x) Servicing Fee Arrearage and (y) Servicing Fee then due and payable and (ii) to the Servicer by wire transfer of immediately available funds, an amount equal to any outstanding Servicer Advance;

(C)                                To the Administrative Agent, any fees and expenses then payable to the Administrative Agent approved by the Requisite Global Majority pursuant to Section 405(b) of the Indenture;

(D)                               To each Interest Rate Hedge Provider, any payments owing under the related Interest Rate Hedge Agreement other than termination payments;

(E)                                 To each Holder of a Class A Note on the immediately preceding Record Date an amount equal to such Holder’s pro rata portion of first, any Class A Note Interest Arrearage, and second, the Class A Note Interest Payment for such Payment Date;

(F)                                 To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of first, any Class B Note Interest Arrearage, and second, the Class B Note Interest Payment for such Payment Date;

(G)                                To the Series 2002-1 Restricted Cash Account, an amount sufficient so that the total amount on deposit therein is equal to the Series 2002-1 Restricted Cash Amount for such Payment Date;

(H)                               (i) To the Deal Agent, an amount equal to the Renewal Fee, if applicable and (ii) to the Administrative Agent an amount equal to the sum of (x) the Administrative Agent Fee then due and payable and (y) any unpaid Administrative Agent Fee from all prior Payment Dates;

(I)                                    On a pro rata basis, (i) to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Minimum Principal Payment Amount, (ii) for any Payment Date on or after the Subclass A2/B2 Amortization Commencement Date but before the Conversion Date, to each Holder of a Subclass A-2 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Subclass A-2 Amortization Amount and (iii) to each Interest Rate Hedge Provider any termination payments owing under the related Interest Rate Hedge Agreement;

(J)                                   On a pro rata basis, (i) to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Minimum Principal Payment Amount and (ii) for any Payment Date on or after the Subclass A2/B2 Amortization Commencement Date but before the Conversion Date, to each Holder of a Subclass B-2 Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Subclass B-2 Amortization Amount;

(K)                               For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Senior Step-Up Program Fee then due and payable and (y) any unpaid Senior Step-Up Program Fee from all prior Payment Dates, if any;

(L)                                 For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Subordinate Step-Up Program Fee then due and payable and (y) any unpaid Subordinate Step-Up Program Fee from all prior Payment Dates, if any;

(M)                            For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class A Note Distributable Amortization Amount;

(N)                               For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Distributable Amortization Amount;

(O)                               To each Holder of a Class A Note on the immediately preceding Record Date, pro rata, an amount equal to any Class A Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class A Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to each Class A Note Purchase Agreement;

(P)                                 To each Holder of a Class B Note on the immediately preceding Record Date, pro rata, an amount equal to any Class B Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class B Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to each Class B Note Purchase Agreement;

(Q)                               To the Indenture Trustee for distribution pursuant to Section 401(d) of the Indenture, as Excess Cash Available for Distribution, to the extent that any Deficient Series is Outstanding on such Payment Date; and

(R)                                To the Issuer by wire transfer of immediately available funds, any remaining amount on deposit in the Series 2002-1 Series Account on such Payment Date.

Notwithstanding the foregoing, the amounts set forth in clause (R) shall be payable only at such times as no Deficient Series then exists.

II                                        If an Early Amortization Event shall then be continuing:

(A)                              By wire transfer of immediately available funds, to the Indenture Trustee, all Indenture Trustee’s Fees, to the Custodian, all Collateral Custodian’s Fees, to any Owner Trustee of an Owner Trust that owns a Series 2002-1 Engine, any fees and expenses incurred in performing its duties under the applicable Trust Agreement, in each case then due and payable for Series 2002-1 to the extent not paid by the Servicer;

(B)                                (i)                                     If the Indenture Trustee has received the Servicer Report for the related Collection Period, to the Servicer by wire transfer of immediately available funds, an amount equal to the sum of any (x) Servicer Fee Arrearage and (y) Servicer Fee then due and payable and (ii) to the Servicer by wire transfer of immediately available funds, an amount equal to any outstanding Servicer Advance;

(C)                                To the Administrative Agent, any fees and expenses then payable to the Administrative Agent approved by the Requisite Global Majority pursuant to Section 405(b) of the Indenture;

(D)                               To an Interest Rate Hedge Provider, any payments owing under the related Interest Rate Hedge Agreement other than termination payments;

(E)                                 To each Holder of a Class A Note on the immediately preceding Record Date an amount equal to such Holder’s pro rata portion of first, any Class A Note Interest Arrearage, and second, the Class A Note Interest Payment for such Payment Date;

(F)                                 To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of first, any Class B Note Interest Arrearage, and second, the Class B Note Interest Payment for such Payment Date;

(G)                                To the Series 2002-1 Restricted Cash Account, an amount sufficient so that the total amount on deposit therein is equal to the Series 2002-1 Restricted Cash Amount for such Payment Date;

(H)                               (i) To the Deal Agent, an amount equal to the Renewal Fee, if applicable and (ii) to the Administrative Agent an amount equal to the sum of (x) the Administrative Agent Fee then due and payable and (y) any unpaid Administrative Agent Fee from all prior Payment Dates;

(I)                                    For any Payment Date on or after the Conversion Date, to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Senior Step-Up Program Fee then due and payable and (y) any unpaid Senior Step-Up Program Fee from all prior Payment Dates, if any;

(J)                                   For any Payment Date on or after the Conversion Date, to each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the sum of (x) the Subordinate Step-Up Program Fee then due and payable and (y) any unpaid Subordinate Step-Up Program Fee from all prior Payment Dates, if any;

(K)                               On a pro rata basis, (i) to each Holder of a Class A Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the

Class A Note Minimum Principal Payment Amount and (ii) to each Interest Rate Hedge Provider any termination payments owing under the related Interest Rate Hedge Agreement;

(L)                                 To each Holder of a Class B Note on the immediately preceding Record Date, an amount equal to its pro rata portion of the Class B Note Minimum Principal Payment Amount;

(M)                            To each Holder of a Class A Note on the immediately preceding Record Date, pro rata, an amount equal to any Class A Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class A Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to each Class A Note Purchase Agreement;

(N)                               To each Holder of a Class B Note on the immediately preceding Record Date, pro rata, an amount equal to any Class B Increased Costs and amounts due pursuant to Sections 2.5 and 2.6 hereof, if any, then due and payable with respect to such Class B Note and any other costs, expenses, taxes and indemnities payable by the Issuer pursuant to each Class B Note Purchase Agreement;

(O)                               To the Indenture Trustee for distribution pursuant to Section 401(d) of the Indenture, as Excess Cash Available for Distribution, to the extent that any Deficient Series is Outstanding on such Payment Date; and

(P)                                 To the Issuer by wire transfer of immediately available funds, any remaining amount on deposit in the Series 2002-1 Series Account on such Payment Date.

Any amounts payable to a Noteholder shall be made by wire transfer of immediately available funds to the account that such Noteholder has designated to the Indenture Trustee in writing on or prior to the Business Day immediately preceding the Payment Date.

Section 3.3                                   Allocation of Excess Cash Available for Distribution.

On each Payment Date, the Indenture Trustee shall distribute any Excess Cash Available for Distribution deposited into the Series 2002-1 Series Account in accordance with Section 401 of the Indenture in payment of the amounts and in the order of priority set forth in Section 3.2(I) or (II) hereof, as the case may be.

Section 3.4                                   Series 2002-1 Restricted Cash Account.

(a)                                  The Issuer shall establish on the Effective Date and maintain so long as any Series 2002-1 Note is Outstanding an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Restricted Cash Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  On the date on which the initial Loan is made, the Issuer will deposit the Series 2002-1 Restricted Cash Amount in the Series 2002-1 Restricted Cash Account from the proceeds of issuance of the Series 2002-1 Notes and thereafter amounts shall be deposited in the Series 2002-1 Restricted Cash Account in accordance with Section 3.2 of this Supplement.  Any and all moneys remitted by the Indenture

Trustee to the Series 2002-1 Restricted Cash Account shall be invested in Eligible Investments in accordance with the Indenture and shall be distributed in accordance with this Section 3.4.

(b)                                 The Indenture Trustee shall as promptly as practicable, in accordance with written instructions from the Deal Agent delivered to the Indenture Trustee prior to each Payment Date, make a draw on the Series 2002-1 Restricted Cash Account in an amount equal to the extent by which amounts on deposit in the Series 2002-1 Series Account will be insufficient to pay those amounts payable pursuant to Section 3.2(I)(E) and (F) or Section 3.2(II)(E) and (F), as the case may be, on such Payment Date (after giving effect to any distributions to be made on such Payment Date prior to the payment of such amounts) and the amount of any such draw shall be deposited in the Series 2002-1 Series Account.

(c)                                  On each Payment Date, the Indenture Trustee shall, in accordance with the Servicer Report or pursuant to written instructions from the Deal Agent, deposit in the Series 2002-1 Series Account the excess, if any, of (A) amounts then on deposit in the Restricted Cash Account (after giving effect to any withdrawals therefrom on such Payment Date) over (B) the Series 2002-1 Restricted Cash Amount.  On the Final Payment Date, any remaining funds in the Series 2002-1 Restricted Cash Account shall be deposited in the Series 2002-1 Series Account and distributed in accordance with Section 3.2 of this Supplement.

Section 3.5                                   Series 2002-1 Engine Reserve Account.

(a)                                  The Issuer shall establish on the Effective Date and maintain an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Engine Reserve Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  The Issuer, or Servicer on its behalf; shall cause the Lessees to remit the Maintenance Reserve Payments to the Trust Account, and the Servicer, pursuant to the Servicing Agreement, shall, by not later than each Determination Date, specifically identify those Maintenance Reserve Payments to a particular Eligible Engine and instruct the Indenture Trustee to allocate all Maintenance Reserve Payments on deposit in the Trust Account which relate to any Engine pledged as collateral for the Series 2002-1 Notes, to the Series 2002-1 Engine Reserve Account.

(b)                                 The Issuer shall maintain (or shall cause the Servicer to maintain) records that will identify amounts on deposit in the Series 2002-1 Engine Reserve Account to a specific Eligible Engine.  The Servicer shall be entitled to withdraw funds from the Series 2002-1 Engine Reserve Account for the payment of maintenance expenses with respect to the related Eligible Engine, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that the Servicer may not make any such withdrawal in an amount greater than $1,000,000 unless the Deal Agent determines (or is deemed to determine) that the use of proceeds of such withdrawal complies with the Maintenance Reserve Withdrawal Conditions (as defined below).

The Servicer shall give the Indenture Trustee and the Deal Agent prior written notice of any such requested withdrawal in excess of $1,000,000, accompanied by supporting documentation showing compliance with the Maintenance Reserve Withdrawal Conditions.  Such request shall be accompanied by a notice in the form of Exhibit F to this Supplement, duly completed (a “Withdrawal Notice”).  The Indenture Trustee shall, upon receipt of such notice of a requested withdrawal and supporting documentation, transmit copies thereof by telecopy to the Deal Agent.  If such notice and documentation are received by the Indenture Trustee prior to 2:00 p.m. (New York time) on any Business Day, the Indenture Trustee will telecopy the same to the Deal Agent at (212) 412-3266 on the same Business Day.  In all other cases the Indenture Trustee will telecopy such notice and documentation to the Deal Agent at such telecopy number on the next Business Day following the Indenture Trustee’s receipt thereof.  If the Deal Agent determines that such supporting documentation does not show that such drawing complies with the Maintenance Reserve Withdrawal Conditions or that it has received insufficient supporting documentation to show such compliance, it will so indicate by signing the applicable Withdrawal Notice in the space provided, and sending such signed Withdrawal Notice to the Indenture Trustee and the Servicer no later than 5:00 p.m. (New York time) on the second Business Day after the day on which the Deal Agent received such telecopy from the Indenture Trustee.  Such notice by the Deal Agent, if given, will be sent to the Indenture Trustee by telecopy at (212) 815-2493.  If the Indenture Trustee does not receive such notice by 5:00 p.m. (New York time) on such second Business Day at such telecopy number, the Deal Agent will be deemed to have determined that such withdrawal complies with the Maintenance Reserve Withdrawal Conditions.  If the Indenture Trustee timely receives such Withdrawal Notice signed by the Deal Agent, it will not permit the applicable withdrawal from the Series 2002-1 Engine Reserve Account.  If the Indenture Trustee does not timely receive such Withdrawal Notice signed by the Deal Agent, it will permit the applicable withdrawal.

The “Maintenance Reserve Withdrawal Conditions” applicable to any Withdrawal Notice are that

(i)                                     the amount requested to be withdrawn must be no greater than the aggregate amount of the invoices for work done on the applicable Eligible Engine, copies of which are delivered as part of the supporting documentation for such Withdrawal Notice, and

(ii)                                  the amount requested to be withdrawn must be no greater than the aggregate amount of all Maintenance Reserve Payments on deposit in the Series  2002-1 Engine Reserve Account which were shown as being allocated to the applicable Eligible Engine in the most recently delivered Servicer Report.

Notwithstanding the foregoing, so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make any such withdrawal (irrespective of the amount thereof) except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the Maintenance Reserve Withdrawal Conditions and the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

Section 3.6                                   Series 2002-1 Security Deposit Account.

(a)                                  The Issuer shall establish on the Effective Date and maintain an Eligible Account with the Indenture Trustee which shall be designated as the Series 2002-1 Security Deposit Account, which account is hereby pledged to the Indenture Trustee pursuant to the Indenture and this Supplement.  The Issuer, or Servicer on its behalf, shall cause the Lessees to remit the Security Deposits to the Trust Account, and the Servicer, pursuant to the Servicing Agreement, shall, by not later than each Determination Date, specifically identify those Security Deposits to a particular Eligible Engine and instruct the Indenture Trustee to allocate all Security Deposits on deposit in the Trust Account which relate to any Engine pledged as collateral for the Series 2002-1 Notes, to the Series 2002-1 Security Deposit Account.

(b)                                 The Issuer shall maintain (or shall cause the Servicer to maintain) records that will identify amounts on deposit in the Series 2002-1 Security Deposit Account to a specific Eligible Engine.  The Servicer shall be entitled to withdraw funds from the Series 2002-1 Security Deposit Account for the refund to the Lessee of the Security Deposit with respect to the related Eligible Engine, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make such withdrawal except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

(c)                                  The Servicer shall be entitled to withdraw any funds eligible for withdrawal pursuant to Section 3.6(b) from the Series 2002-1 Security Deposit Account and transfer them to the Series 2002-1 Collection Account to be applied (i) in respect of a final Scheduled Payment due and owing by the related Lessee with respect to the related Eligible Engine or (ii) otherwise upon a payment default by the related Lessee pursuant to the applicable Lease, at the times and subject to the further conditions set forth in the Servicing Agreement; provided, however, that so long as a Servicer Default is then in effect, the Servicer shall not be entitled to make such withdrawal except upon presentation of supporting documentation reasonably determined by the Deal Agent to comply with the terms of the applicable Lease Agreement (which shall evidence its determination by written instrument delivered to the Indenture Trustee).

Section 3.7                                   Securities Accounts.

(a)                                  Notwithstanding any other provision of this Supplement or the Indenture, with respect to each of the Securities Accounts, the Securities Intermediary hereby agrees that it will comply with entitlement orders (as such term is defined under the UCC) originated by the Indenture Trustee without further consent by the Issuer.

(b)                                 Each of the Issuer, the Securities Intermediary and the Indenture Trustee intends that the provisions of Section 3.7(a) will give the Indenture Trustee “control” over the Securities Accounts (as the term “control” is defined under the UCC), without prejudice to any other provision of the UCC that also would be deemed to give the Indenture Trustee such control.

ARTICLE IV

ADDITIONAL COVENANTS

In addition to the covenants set forth in Article VI of the Indenture, the Issuer hereby makes the following additional covenants for the benefit of the Series 2002-1 Noteholders:

Section 4.1                                   Additional Series.

For so long as any Series 2002-1 Note is Outstanding, the Issuer shall not issue any additional Series of Notes on or after the Effective Date without (a) the prior written consent of the Control Party for this Series 2002-1, (b) confirmation in writing that the Outstanding obligations of each Series of Notes (calculated after giving effect to such proposed issues) shall not exceed the Asset Base for such Series of Notes as evidenced by the related Asset Base Certificate most recently received by the Indenture Trustee (but not earlier than the preceding Payment Date) and (c) confirmation in writing that no Early Amortization Event or Event of Default has occurred and is then continuing, and as a result of the issuance of such new Series no Early Amortization Event or Event of Default will exist.

Section 4.2                                   Reserved.

Section 4.3                                   Inspections.

The Issuer agrees that any Person designated in writing by the Deal Agent may consult with the proper officials of the Issuer (including, without limitation, officials of any Affiliate of the Issuer in charge of servicing the Lease Agreements) at such times during normal business hours and as often as the Deal Agent may reasonably request regarding the information required to be furnished pursuant to the Servicing Agreement or regarding the performance of its respective covenants and agreements contained in any of this Supplement or any of the Related Documents to which it is a party.

Section 4.4                                   Portfolio Report; Principal Report.

(a)                                  The Issuer shall (or shall cause the Servicer to) on each Determination Date prepare and deliver to the Indenture Trustee, each Series Enhancer (if applicable), each Rating Agency (if applicable) and the Administrative Agent a monthly report substantially in the form attached hereto as Exhibit J-1 (the “Portfolio Report”) detailing the status of each Lease including but not limited to engine utilization, engine lease rates, engine purchases and dispositions, current Lessees, any repossessions under any Lease and any delinquencies under any Lease.

(b)                                 The Issuer shall (or shall cause the Servicer to) on each Principal Report Date prepare and deliver to the Administrative Agent a monthly report substantially in the form attached hereto as Exhibit J-2 (the “Principal Report”) for the related Payment Date listing the Class A Note Principal Balance and the Class B Note Principal Balance that will be outstanding on such Payment Date after all distributions of principal on such Payment Date.

Section 4.5                                   Interest Rate Hedge Agreements.

(a)                                  The Issuer shall enter into Interest Rate Hedge Agreements in order to protect the Issuer, to the extent commercially practicable, from fluctuations in interest rates which would increase the interest payments of the Issuer on Notes issued under this Supplement; provided that Interest Rate Hedge Agreements shall be maintained in at least the amount specified in Schedule 1 and in form and substance acceptable to the Deal Agent and be with an Interest Rate Hedge Provider acceptable to the Deal Agent; provided, however, that following any Servicer Default the Deal Agent shall have the right, in its sole discretion but after consultation with the initial Servicer if the initial Servicer is still an operating entity, to direct the Indenture Trustee to enter into Interest Rate Hedge Agreements on the Issuer’s or the Indenture Trustee’s behalf on or prior to the effective date of each such Interest Rate Hedge Agreement which is not solely a cap agreement, the Interest Rate Hedge Providers thereunder shall agree, for the period of one year after all Indebtedness under this Supplement shall have been paid in full, not to commence any case, proceeding or other action under any existing or future Insolvency Law seeking to have an order for relief entered with respect to the Issuer.  In addition, long term senior unsecured indebtedness of the related Interest Rate Hedge Provider shall be rated not less than “A” by Standard & Poor’s and “A2” by Moody’s.

(b)                                 Each Interest Rate Hedge Agreement shall provide that all payments made pursuant thereto shall be paid directly to the Series 2002-1 Series Account or shall be assigned to the Issuer with directions from the Issuer to deposit such payments in the Series 2002-1 Series Account, and all payments received from an Interest Rate Hedge Provider shall be deposited by the Issuer or the Indenture Trustee directly into the Series 2002-1 Series Account.

Section 4.6                                   Insurance.

The Issuer shall at all times cause each Engine, the Indenture Trustee, the Administrative Agent, the Deal Agent and the Noteholders to be covered by insurance of the type and having limits, scope and coverage described in clause (13) of the definition of Eligible Engine contained in Exhibit B to the Indenture.  On or before the Transfer Date for an Engine, and on or before the date of any Subsequent Lease Transaction, the Issuer shall deliver to the Custodian one or more insurance broker’s certificates evidencing the insurance coverage required hereby (in addition to any insurance coverage required by the Servicing Agreement), which shall be satisfactory to the Deal Agent.  Certificates evidencing replacements and renewals of such required insurance shall be timely obtained and promptly thereafter delivered by the Issuer to the Custodian.

Section 4.7                                   Lessee Acknowledgment.

Within 90 days of the Transfer Date with respect to any Engine, the Lessee under the Lease Agreement relating to such Engine, if any, shall have executed and delivered to the Deal Agent a written agreement, substantially in the form attached hereto as Exhibit D.

Section 4.8                                   Opinions of Foreign Local Counsel.

Within 120 days of the Transfer Date related to each Engine and related Lease Agreement, as the case may be, the Issuer shall cause the delivery to the Series 2002-1 Noteholders of such Opinions of Counsel as may be requested by the Deal Agent, other than counsel employed by the Issuer, the Seller or the Servicer for purposes other than solely with respect to the issuance of such opinions, in form and substance satisfactory to the Series 2002-1 Noteholders, as to the perfection and priority (to the extent applicable in such jurisdiction) of the Indenture Trustee’s security interest in each Engine and related Lease Agreement, which are subject to the applicable laws of any jurisdiction other than the United States.

Section 4.9                                   Filing of Leases with FAA.

The Issuer will cause each Lease to be duly filed with the FAA, together with any Lease assignment which may be necessary to perfect the Indenture Trustee’s security interest in such Lease, no later than the Transfer Date of the applicable Engine and, in the case of any Lease executed and delivered after such Transfer Date, no later than the date of such execution and delivery, and will deliver, or will cause to be delivered, evidence of such filing together with any “chattel paper” original of such Lease to the Custodian within three Business Days of such filing.

ARTICLE V

CONDITIONS OF EFFECTIVENESS AND FUTURE LENDING

Section 5.1                                   Effectiveness of Supplement.

The effectiveness of this Supplement is subject to the condition precedent that the Indenture Trustee shall have received all of the following, each duly executed and dated as of the Effective Date, in form and substance satisfactory to all of the Series 2002-1 Noteholders and each (except for the Series 2002-1 Notes, of which only the originals shall be signed) in sufficient number of signed counterparts to provide one for each Series 2002-1 Noteholder:

(a)                                  Series 2002-1 Notes:  Series 2002-1 Notes executed by the Issuer, and duly authenticated by the Indenture Trustee, in favor of the purchasers thereof in the stated principal amount of such Series 2002-1 Notes.

(b)                                 Certificate(s) of Secretary or Assistant Secretary.  Separate certificates executed by the corporate secretary or assistant secretary of each of Willis Lease Finance Corporation (in its capacities as the Seller) and the Issuer, dated the Effective Date, certifying (i) that the respective company has the authority to execute and deliver, and perform its respective obligations under each of the Series 2002-1 Transaction Documents to which it is a party, and (ii) that attached are true, correct and complete copies of the Certificate of Incorporation, by-laws (or, in the case of the Certificate of Incorporation and by-laws, that such documents have not been amended, restated, or otherwise supplemented since the Closing Date), board resolutions and incumbency certificates (in the case of Willis Lease Finance Corporation) or Certificate of Formation, Limited Liability Company Agreement (or, in the case of the Certificate of Formation and Limited Liability Company Agreement, that such documents have not been amended, restated, or otherwise supplemented since the Closing Date) and incumbency certificates (in the case of the Issuer), in form and substance satisfactory to all of the Series 2002-1 Noteholders.

(c)                                  Security Documents.  The Indenture and this Supplement, in form and substance satisfactory to all of the Series 2002-1 Noteholders, shall have been executed and delivered by Issuer, and all other parties thereto, together with other documents reasonably requested by the Series 2002-1 Noteholders.

(d)                                 Series 2002-1 Transaction Documents.  Each of the Indenture, the Subclass A-1 Note Purchase Agreement, the Subclass A-2 Note Purchase Agreement, the Subclass B-1 Note

Purchase Agreement, the Subclass B-2 Note Purchase Agreement, the Servicing Agreement and the Contribution and Sale Agreement shall have been duly executed and delivered.

(e)                                  Opinions of Counsel.  Opinions of Counsel to the Issuer, the Seller, the Guarantor and the Servicer as to the enforceability of the Series 2002-1 Transaction Documents to which each is a party and the filing of the Series 2002-1 Transaction Documents with the Federal Aviation Administration, such Opinions of Counsel to be in form and substance satisfactory to the Series 2002-1 Noteholders.

(f)                                    Legal Fees.  The Issuer shall have paid to Sidley Austin Brown & Wood llp its fees and expenses as counsel for the Deal Agent and the Purchasers.

(g)                                 Guaranty.  The Guarantor shall have duly executed and delivered the Guaranty.

Purchase of the Subclass A-2 and Subclass B-2 Notes by the corresponding Series 2002-1 Noteholders shall be conclusive evidence, upon which the Indenture Trustee may rely that the Series 2002-1 Noteholders have determined that the conditions precedent to the effectiveness of the Series 2002-1 Supplement set forth in (a) through (g) above, have been complied with to their satisfaction.

Section 5.2                                   Advances on Notes.

The obligation of a Purchaser to make any Loans pursuant to the applicable Note Commitment under this Supplement and the applicable Note Purchase Agreement is subject to the following further conditions precedent; provided, however, that the Deal Agent may waive in writing those conditions set forth in subdivisions (o), (r), (s), (v) and (w) of this Section 5.2:

(a)                                  Default.  Before and after giving effect to such advance, no Event of Default shall have occurred and be continuing.

(b)                                 Early Amortization Event.  Before and after giving effect to such advance, no Early Amortization Event shall have occurred and be continuing, unless each of the Requisite Global Majority and Holders representing one hundred percent (100%) of the Aggregate Note Principal Balance have approved such advance.

(c)                                  Certification.  Issuer shall have delivered to the Custodian, Deal Agent and Sheffield a compliance certificate, signed by an officer of Issuer, as to the matters set out in Article V and in Article VI of this Supplement.

(d)                                 Asset Base Certificate.  Issuer shall have delivered to the Custodian, Deal Agent and Sheffield a duly completed and executed Asset Base Certificate, as of each Determination Date and one (1) day preceding an Incremental Funding (as defined in applicable Note Purchase Agreement), that states that (i) the Class A Note Principal Balance (after giving effect to such proposed advance of principal of the Class A Note, if applicable) will not exceed the Senior Asset Base for Series 2002-1 and (ii) the Class B Note Principal Balance (after giving effect to such proposed advance of principal of the Notes, if applicable) will not exceed the Subordinate Asset Base for Series 2002-1 and complies with the requirements therefor set forth in the Indenture and this Supplement.

(e)                                  Conversion Date.  The Conversion Date shall not have occurred.

(f)                                    Security Documents.  All UCC financing statements and documents of similar import in other jurisdictions, including the documents required to be filed pursuant to the Contribution and Sale Agreement, and other documents reasonably requested by Series 2002-1 Noteholders shall have been filed with the applicable Governmental Authorities, and all Evidence of Filing delivered by the Seller to the Issuer on such Transfer Date pursuant to Section 2.03(c) of the Contribution and Sale Agreement shall have been delivered to the Deal Agent and the Custodian.

(g)                                 Certificate as to Engines.  A certificate from the Servicer certifying that it is managing all of the Contributed Engines in accordance with the Servicing Agreement shall have been delivered to the Custodian.

(h)                                 Opinions of Counsel.  The Custodian shall have received Opinions of Counsel to the Issuer, other than counsel employed by the Issuer, the Seller or the Servicer, as to the filing with the FAA of the Indenture Trustee’s security interest in the Collateral, and the perfection and priority of such security interest with respect to FAA matters in form and substance satisfactory to the Series 2002-1 Noteholders.

(i)                                     Perfected Security Interest.  The Custodian and the Deal Agent shall have received evidence satisfactory to the Deal Agent that the Indenture Trustee has (or upon funding, will have) a perfected, first priority security interest in each Engine and related Lease Agreements that will be the subject of such Loan; provided, however, that if the applicable laws of any jurisdiction in which an Engine is required to be registered does not provide for a means to obtain such a perfected, first priority security interest, then the Issuer shall provide additional assurances satisfactory to the Purchasers.

(j)                                     Appraisal.  The Custodian and the Deal Agent shall have received an Appraisal in form, scope and for a value satisfactory to the Deal Agent with respect to each Engine that will be the subject of such Loan.

(k)                                  Chattel Paper.  Any original counterpart of each Lease Agreement (other than the one held by the Lessee or filed with any relevant Governmental Authority) that will be the subject of a Loan that constitutes “chattel paper” for purposes of the UCC as in effect in the jurisdiction whose law governs the Lease Agreement has been delivered in escrow to the Issuer’s FAA Counsel on or prior to the effectiveness of such Lease Agreement, and shall have been filed with the FAA on or before the date of such Loan, provided, however, that FAA Counsel shall deliver such “chattel paper” original counterpart to the Custodian within three (3) Business Days after such filing.

(l)                                     Remittance to Trust Account.  The Lessee under each Lease Agreement that will be the subject of a Loan shall have been directed to remit to the Trust Account all Scheduled Payments and other amounts owing pursuant to such Lease Agreement.

(m)                               Lessee Acknowledgment.  The Lessee under the Lease Agreement relating to an Engine, if any, shall have received a written agreement for Lessee’s signature, substantially in the form attached hereto as Exhibit D.

(n)                                 Subclass A-2 and B-2 Notes.  Solely with respect to Loans proposed to be made under the Subclass A-2 Note Purchase Agreement and the Subclass B-2 Note Purchase Agreement, the date of the proposed advance is not on or after the Subclass A2/B2 Amortization Commencement Date.

(o)                                 Maximum Concentration by Engine Types.  Each Engine shall have been manufactured by one of the manufacturers set forth under the column titled “Manufacturer” on Exhibit C hereto and shall be one of the engine types set forth opposite the name of such manufacturer under the column titled “Engine Type” on Exhibit C hereto.  After giving effect to the transfer of Engines on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) of the same engine type shall not exceed an amount equal to the product of (i) the percentage set forth opposite such engine type in the column entitled “Maximum Concentration” on Exhibit C hereto and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans) on such Transfer Date.

(p)                                 Maximum Concentration for Single Lessee.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with a single Lessee (including Affiliates thereof) shall not exceed an amount equal to the product of (i) the Single Lessee Percentage and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(q)                                 Maximum Concentration for any Three Lessees.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Eligible Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with the three (3) largest Lessees with respect to aggregate Net Book Values (including Affiliates thereof) shall not exceed an amount equal to the product of (i) the Three Lessee Percentage and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(r)                                    Maximum Concentration by Geographic Region.  After giving effect to the transfer of Engines and the related Lease Agreements on any Transfer Date, the sum of the Net Book Values of all Engines (relating to Existing and Possible Loans) that are or would be subject to a Lease Agreement with Lessees having corporate headquarters located in the geographic regions set forth in Schedule 1 shall not exceed an amount equal to the product of (i) the percentage set forth opposite such geographic region under the column entitled “Maximum Geographic Percentage” in the Geographic Concentration Table in Schedule 1 and (ii) the Aggregate Net Book Value (relating to Existing and Possible Loans).

(s)                                  Concentration of Engines for Wide Body Aircraft.  After giving effect to the transfer of all Engines which are transferred on any Transfer Date, the sum of the Net Book Values of all Eligible Engines designed to power Wide Body Aircraft shall not exceed an amount equal to the product (A) the Wide Body Aircraft Percentage and (B) the Aggregate Net Book Value.

(t)                                    On-Lease Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the On-Lease Percentage of all Eligible Engines (relating to Existing and Possible Loans) as of such Transfer Date shall not be less than the Applicable Percentage.

(u)                                 Weighted Average Lease Rate Factor.  After giving effect to the transfer of Engines on any Transfer Date, the Weighted Average Lease Rate Factor for all Eligible Engines (relating to Existing and Possible Loans) shall not be less than the Weighted Average Lease Rate Percentage.

(v)                                 One Year Lease Expiry Concentration Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the One Year Lease Expiry Concentration Percentage for Eligible Engines (relating to Existing and Possible Loans) on such Transfer Date shall not exceed the Target One Year Lease Expiry Concentration Percentage.

(w)                               Two Year Lease Expiry Concentration Percentage.  After giving effect to the transfer of Engines on any Transfer Date, the Two Year Lease Expiry Concentration Percentage for Eligible Engines (relating to Existing and Possible Loans) on such Transfer Date shall not exceed the Target Two Year Lease Expiry Concentration Percentage.

(x)                                   Reserved.

(y)                                 Reserved.

(z)                                   Cargo-only Carriers.  After giving effect to the transfer of Engines on any Transfer Date, the percentage of Engines leased to cargo-only carriers shall not exceed 15% of all Eligible Engines.

(aa)                            Owner Trustee Documents.  With respect to each Engine owned by an Owner Trustee, the Custodian shall have received from such Owner Trustee within three (3) Business Days of the transfer of such Engine to such Owner Trustee (i) a copy of the resolutions of the Board of Directors of the Owner Trustee, in its individual capacity, certified by the Secretary or an Assistant Secretary of the Owner Trustee, duly authorizing the execution, delivery and performance by the Owner Trustee of each of the Related Documents to which the Owner Trustee is or will be a party; (ii) an incumbency certificate of Owner Trustee, as to the persons authorized to execute and deliver the Related Documents to which it is or will be a party and the signatures of such person or persons; and (iii) a legal opinion of counsel to the Owner Trustee with respect to the due authorization, execution and delivery by the Owner Trustee of the Related Documents to which it is or will be a party.

(bb)                          Custodial Agreement.  The Issuer, the Servicer, the Indenture Trustee and the Deal Agent shall have entered into a Custodial Agreement in form and substance satisfactory to the Deal Agent with the Custodian and, on or before the date of the applicable Loan, the Custodian shall have confirmed to the Deal Agent in writing that the Custodian has received the documents required by Schedule I (attached hereto as Exhibit G) of such Custodial Agreement to be delivered on or before the date of such applicable Loan.

Section 5.3                                   Deliveries.  The Issuer will timely file and deliver each document which is required to be filed or delivered hereunder or under any Related Document, or the filing or delivery of which is listed as a condition to the making of any Loan in Section 5.2 but which is permitted to be filed or delivered after the date of such Loan, strictly within the time period set forth herein for such filing or delivery.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

To induce the corresponding Series 2002-1 Noteholders to purchase the Subclass A-2 Notes and Subclass B-2 Notes and to induce the other Noteholders to consent to the amendment and restatement of the Original Supplement, the Issuer hereby represents and warrants to the Series 2002-1 Noteholders as of the Effective Date, and each date on which a Loan is made (to the extent applicable to the Issuer generally and to the assets added to the Collateral on such date on which a Loan is made, unless otherwise specified) that:

Section 6.1                                   Existence.

Issuer is a limited liability company duly organized, validly existing and in compliance under the laws of the State of Delaware.  Issuer is in good standing and is duly qualified to do business in each jurisdiction where the failure to do so would have a material adverse effect upon the Issuer.

Section 6.2                                   Authorization.

Issuer has the power and is duly authorized to execute and deliver this Supplement and the other Series 2002-1 Transaction Documents to which it is a party, Issuer is and will continue to be duly authorized to borrow monies hereunder, and Issuer is and will continue to be authorized to perform its obligations under this Supplement and under the other Series 2002-1 Transaction Documents.  The execution, delivery and performance by Issuer of this Supplement and the other Series 2002-1 Transaction Documents to which it is a party and the borrowings hereunder do not and will not require any consent or approval of any Governmental Authority, stockholder or any other Person which has not already been obtained.

Section 6.3                                   No Conflict; Legal Compliance.

The execution, delivery and performance of this Supplement and each of the other Series 2002-1 Transaction Documents and the execution, delivery and payment of the Series 2002-1 Notes will not: (a) contravene any provision of Issuer’s charter documents or bylaws or other organizational documents; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority; or (c) materially violate or result in the breach of; or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which Issuer is a party or by which Issuer, or its property and assets may be bound or affected.  Issuer is not in material violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party.

Section 6.4                                   Validity and Binding Effect.

This Supplement is, and each Series 2002-1 Transaction Document to which Issuer is a party, when duly executed and delivered, will be, legal, valid and binding obligations of Issuer, enforceable against Issuer in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

Section 6.5                                   Financial Statements.

Since December 30, 2001, there has been no Material Adverse Change in the financial condition of the Seller or the Servicer.

Section 6.6                                   Executive Offices.

The current location of Issuer’s chief executive office and principal place of business is located at 2320 Marinship Way, Suite 200, Sausalito, California 94965.  The Issuer does not have trade names or doing business names.

Section 6.7                                   No Agreements or Contracts.

The Issuer has not transacted any business on or prior to the Closing Date.  The Issuer is not now and has not been a party to any contract or agreement (whether written or oral), other than the Series 2002-1 Transaction Documents and contracts or agreements incidental thereto, including contracts or agreement for the sale of any Contributed Assets or any Beneficial Interests, provided that such sale is permitted by the Indenture.  Notwithstanding the foregoing sentence, the Issuer may enter into any agreement(s) for disposition of any Contributed Assets or a Beneficial Interest in an Owner Trust which owns a Contributed Engine so long as such disposition is permitted by Sections 606(a), 612, 804 or 816 of the Indenture.

Section 6.8                                   Consents and Approvals.

No approval, authorization or consent of any trustee or holder of any Indebtedness or obligation of Issuer or of any other Person under any material agreement, contract, lease or license or similar document or instrument to which Issuer is a party or by which Issuer is bound, is required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Series 2002-1 Transaction Documents.  All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Issuer in order to make or consummate the transactions contemplated under the Series 2002-1 Transaction Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

Section 6.9                                   Margin Regulations.

Issuer does not own any “margin security”, as that term is defined in Regulations G and U of the Federal Reserve Board, and the proceeds of the Series 2002-1 Notes issued under this Supplement will be used only for the purposes contemplated hereunder.  None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the loans under this Supplement to be considered a “purpose credit” within the meaning of Regulations T, U and X.  Issuer will not take or permit any agent acting on its behalf to take any action which might cause this Supplement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

Section 6.10                            Taxes.

All federal, state, local and foreign tax returns, reports and statements required to be filed by Issuer have been filed with the appropriate Governmental Authorities, and all Taxes and other impositions shown thereon to be due and payable by Issuer have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Issuer is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to the Noteholders pursuant to Section 626 of the Indenture.  Issuer has paid when due and payable all material charges upon the books of Issuer and no Government Authority has asserted any Lien against Issuer with respect to unpaid Taxes.  Proper and accurate amounts have been withheld by Issuer and its Subsidiaries from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

Section 6.11                            Other Regulations.

Issuer is not: (a) a “public utility company” or a “holding company,” or an “affiliate” or a “Subsidiary company” of a “holding company,” or an “affiliate” of such a “Subsidiary company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (b) an “investment company,” or an “affiliated person” of; or a “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.  The issuance of the Notes hereunder and the application of the proceeds and repayment thereof by Issuer and the performance of the transactions contemplated by this Supplement and the other Series 2002-1 Transaction Documents will not violate any provision of the Investment Company Act of 1940, as amended, or the Public Utility Holding Company Act of 1935, as amended, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

Section 6.12                            Solvency and Separateness.

The Issuer represents, warrants and covenants to take the following actions to maintain its existence separate and apart from any other Person:

(i)                                     maintain books of account in accordance with GAAP and maintain its accounts, books and records separate from any other person or entity;

(ii)           not commingle its funds or assets with those of any other entity;

(iii)          hold its assets in its own name;

(iv)          conduct its business solely in its own name;

(v)           pay its own liabilities out of its own funds and assets;

(vi)          observe all corporate formalities;

(vii)         maintain an arms-length relationship with its affiliates;

(viii)                        not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligation of any other entity, and will not permit any other person to assume or guarantee or become obligated for its debts or hold out its credit as being available to satisfy the Issuer’s obligations, except with respect to (A) obligations of the Seller under the Guaranty and (B) obligations of the Seller to Lessees arising by operation of law under Eligible Leases with respect to which the consent of such Lessees has not been obtained prior to the transfer of such Eligible Leases to Issuer by Seller pursuant to the Contribution and Sale Agreement

(ix)                                not acquire obligations or securities of its stockholders;

(x)                                   allocate fairly and reasonably overhead or other expenses that are properly shared with any other person or entity, including without limitation, shared office space, and use separate stationery, invoices and checks;

(xi)                                identify and hold itself out as a separate and distinct entity under its own name and not as a division or part of any other person or entity;

(xii)                             correct any known misunderstanding regarding its separate identity;

(xiii)                          not make loans to any person or entity;

(xiv)                         not identify its stockholders, or any affiliates of any of them, as a division or part of itself;

(xv)                            not enter into, or be a party to, any transaction with its stockholders or their affiliates, except in the ordinary course of its business and on terms which are intrinsically fair and are no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party;

(xvi)                         pay the salaries of its own employees, if any, from its own funds;

(xvii)                      maintain capital that is adequate for the business and undertakings of the Issuer;

(xviii)                   have one director who shall not have been, at the time of his or her appointment or at any time in the preceding five (5) years: (a) a direct or indirect legal or beneficial stockholder of the Issuer or any of its affiliates; (b) a creditor, supplier, employee, officer, director, manager or contractor of the Issuer or any of its affiliates; (c) a person who controls the Issuer or any of its affiliates; or (d) a member of the immediate family of a person defined in (a), (b) or (c) immediately above;

(xix)                           is not insolvent under the Insolvency Law and will not be rendered insolvent by the transactions contemplated by the Series 2002-1 Transaction Documents and after giving effect to such transactions, the Issuer will not be left with an unreasonably small amount of capital with which to engage in its business nor will the Issuer have intended to incur, or believed that it has incurred, debts beyond its ability to pay such debts as they mature.  The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, trustee or similar person in respect of the Issuer or any of its assets.

Section 6.13                            No Proceedings.

Each of the Issuer and the Indenture Trustee hereby agrees that it will not institute against, or join any other Person in instituting against Sheffield any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any other state of the United States, so long as any Commercial Paper Notes shall be outstanding and there shall not have elapsed one year and one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

Section 6.14                            Recourse Against Certain Parties.

(a)                                  No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any of the Issuer, the Servicer, Sheffield, any Purchaser or the Deal Agent as contained in the Series 2002-1 Transaction Documents or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of such party or any incorporator, affiliate, stockholder, officer, employee or director of such party or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of such party contained in the Series 2002-1 Transaction Documents and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party, provided that in the case of Sheffield, such liabilities shall be paid only after the repayment in full of all Commercial Paper Notes and all other liabilities contemplated in the program documents with respect to Sheffield, and that no personal liability whatsoever shall attach to or be incurred by any administrator of such party or any incorporator, stockholder, affiliate, officer, employee or director of such party or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of such Purchaser contained in the Series 2002-1 Transaction Documents or in any other such instrument, document or agreement, or which are implied therefrom, and that any and all personal liability of every such administrator of such party and each incorporator, stockholder, affiliate, officer, employee or director of such party or of any such administrator, or any of them, for breaches by such party of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of; and in consideration for, the execution of the Series 2002-1 Transaction Documents.

(b)                                 Notwithstanding anything contained in this Agreement or any other Series 2002-1 Transaction Document, Sheffield shall have no obligation to pay any amount required to be paid by it hereunder or in excess of any amount available to Sheffield after paying or making provision for the payment of its Commercial Paper Notes.  All payment obligations of Sheffield hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Issuer, the Deal Agent and the Servicer agrees that they shall not have a claim under Section 101(5) of the United States Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to Sheffield to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

(c)                                  The provisions of this Section 6.14 shall survive the termination of this Agreement.

Section 6.15                            Survival of Representations and Warranties.

So long as any of the Notes shall be Outstanding and until payment and performance in full of the Outstanding Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

Section 6.16                            No Event of Default or Early Amortization Event.

No Event of Default or Early Amortization Event has occurred and is continuing.

Section 6.17                            Litigation and Contingent Liabilities.

No claims, litigation, arbitration proceedings or governmental proceedings by any Governmental Authority are pending or threatened against or are affecting Issuer or any of its Subsidiaries the results of which might interfere with the consummation of any of the transactions contemplated by this Supplement or any document issued or delivered in connection herewith.

Section 6.18                            Title; Liens.

The Issuer has good, legal and marketable title to its assets including the Collateral, and none of such assets is subject to any Lien, except for the Lien created pursuant to the Indenture.  The Issuer has not assigned, conveyed, pledged or otherwise transferred to any other Person any of its right, title or interest in the Collateral.

Section 6.19                            Subsidiaries.

At all times on or prior to the Effective Date, the Issuer has had no subsidiaries other than WLFC Funding (Ireland) Limited, a corporation organized under the law of the Republic of Ireland.

Section 6.20                            No Partnership.

The Issuer is not a partner or joint venturer in any partnership or joint venture.

Section 6.21                            Pension and Welfare Plans.

No accumulated funding deficiency (as defined in Section 412 of the Code or Section 302 of ERISA) or reportable event (within the meaning of Section 4043 of ERISA), has occurred with respect to any Plan.  The present value of all benefit liabilities under all Plans subject to Title IV of ERISA, as defined in Section 4001(a)(16) of ERISA, exceeds the fair market value of all assets of Plans subject to Title IV of ERISA (determined as of the most recent valuation date for such Plan on the basis of assumptions prescribed by the Pension Benefit Guaranty Corporation for the purpose of Section 4044 of ERISA), by no more than $1.9 million.  Neither Issuer nor any ERISA Affiliate is subject to any present or potential withdrawal liability pursuant to Title IV of ERISA and no multiemployer plan (within the meaning of Section 4001 (a)(3) of ERISA) to which the Issuer or any ERISA Affiliate has an obligation to contribute or any liability, is or is likely to be disqualified for tax purposes, in reorganization within the meaning of Section 4241 of ERISA or Section 418 of the Code) or is insolvent (as defined in Section 4245 of ERISA).  No liability (other than liability to make periodic contributions to fund benefits) with respect to any Plan of Issuer, or Plan subject to Title IV of ERISA of any ERISA Affiliate, has been, or is expected to be, incurred by Issuer or an ERISA Affiliate, either directly or indirectly.  All Plans of Issuer are in material compliance with ERISA and the Code.  No lien under Section 412 of the Code or 302(f) of ERISA or requirement to provide security under the Code or ERISA has been or is reasonably expected by Issuer to be imposed on its assets.  The Issuer does not have any obligation under any collective bargaining agreement.  As of the Effective Date, the Issuer is not an employee benefit plan within the meaning of ERISA or a “plan” within the meaning of Section 4975 of the Code and assets of the Issuer do not constitute “plan assets” within the meaning of Section 2510.3-101 of the regulations of the Department of Labor.

Section 6.22                            Ownership of Issuer.

On the Effective Date, all of the issued and outstanding common shares of the Issuer are owned by Willis Lease Finance Corporation.

Section 6.23                            Security Interest.

The security interest in the Collateral created pursuant to the Indenture and this Supplement has been validly created, and no other action is required to be taken by any person in order for the full benefit of the security interest created thereby to vest in the Indenture Trustee in order to insure the first priority perfected security interest of the Indenture Trustee (for the benefit of the Series 2002-1 Noteholders) in the Collateral.  Each Lease Agreement is “chattel paper” (under the UCC, if the UCC is in effect in the jurisdiction whose law governs the Lease Agreement).  All executed counterparts of each Lease Agreement (other than the one held by the related Lessee or filed with any relevant Governmental Authority) that constitutes “chattel paper” are in the possession of the Custodian.

Section 6.24                            Eligible Lease Agreements; Eligible Engines.

Each of the Lease Agreements is an Eligible Lease and each Engine is an Eligible Engine or an Excess Asset.

ARTICLE VII

EARLY AMORTIZATION EVENT

Section 7.1                                   Early Amortization Event.

With respect to the Series 2002-1 Notes, as of any date of determination, the existence of any one of the following events or conditions shall constitute an Early Amortization Event:

(i)                                     An “event of default” under any Related Document (including an Event of Default) shall have occurred and then be continuing;

(ii)                                  A Servicer Default shall have occurred and then be continuing;

(iii)                               The Aggregate Note Principal Balance of any Series exceeds the Asset Base for such Series on any Payment Date (after giving effect to any payments of principal on such Payment Date) and such excess continues for a period of 10 consecutive days without being cured;

(iv)                              The EBIT Ratio of Issuer shall be less than the Target EBIT Ratio;

(v)                                 Prior to the date on which the Term Securitization is consummated, the Asset Base shall be less than or equal to $60,000,000, or, as of the close of business on the date on which the Term Securitization is consummated, either the Asset Base or the total Outstanding Obligations for Series 2002-1 shall be greater than $0;

(vi)                              The occurrence of any other Early Amortization Event as specified in the Indenture;

(vii)                           Outstanding Obligations exceed 90% of the aggregate Appraised Values of each Eligible Engine and such excess continues for a period of 10 consecutive days without being cured;

(viii)                        The Quarterly Utilization Rate is less than 75%.

(ix)                                The failure to pay in full on any Payment Date (a) interest accrued on the Notes, (b) the Class A Minimum Principal Payment Amount and the Class B Minimum Principal Payment Amount, (c) after the Conversion Date, the Class A Note Distributable Amortization Amount and the Class B Note Distributable Amortization Amount, and (d) after the Subclass A2/B2 Amortization Commencement Date and before the Conversion Date, the Subclass A-2 Amortization Amount and Subclass B-2 Amortization Amount.

ARTICLE VIII

MISCELLANEOUS PROVISIONS

Section 8.1                                   Ratification of Indenture.

As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

Section 8.2                                   Counterparts.

This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same Instrument.

Section 8.3                                   Governing Law.

THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.4                                   Amendments.

With the written consent of the Control Parties of the Series 2002-1 Notes, this Supplement may be amended and the provisions hereof waived by the Issuer and the Indenture Trustee.

Section 8.5                                   Effect on Original Supplement.

The Issuer and the Indenture Trustee hereby agree that on the Effective Date (i) the terms and provisions of the Original Supplement shall be and hereby are amended and restated in their entirety by the terms and provisions of this Supplement and (ii) the execution and delivery of this Supplement shall not constitute or effect or be deemed to constitute or effect a novation, refinancing, discharge, extinguishment or refunding of any of the “Outstanding Obligations” (as defined in the Original Indenture).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the day and year first above written.

WILLIS ENGINE FUNDING LLC, as issuer

By:	/s/ MONICA J. BURKE
Name:	Monica J. Burke
Title:	Chief Financial Officer

THE BANK OF NEW YORK, as indenture trustee

By:	/s/ SCOTT J. TEPPER
Name:	Scott J. Tepper
Title:	Assistant Vice President

THE BANK OF NEW YORK, as securities intermediary

By:	/s/ SCOTT J. TEPPER
Name:	Scott J. Tepper
Title:	Assistant Vice President

J-2-1

SCHEDULE 1

Section 1:                                       Definitions

“Africa/Middle East/Emerging Europe” means the following countries: Czech Republic, Hungary, Poland, Bahrain, Israel, Jordan, Morocco, Qatar, Slovakia, South Africa and Turkey.

“Applicable Percentage” means                 percent (    %).*

“Depreciation Percentage” means                 percent (    %).*

“Developed Asia/Pacific Rim” means the following countries: Australia, Egypt, Fiji, Hong Kong, Japan, New Zealand, Saudi Arabia, Singapore and Taiwan.

“Developed Europe” means the following countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Malta, Norway, Portugal, Spain, Sweden, Switzerland, The Netherlands and the United Kingdom.

“Emerging Asia” means the following countries: China, India, Indonesia, Korea, Malaysia, Papua New Guinea, Philippines, Sri Lanka and Thailand.

“Emerging Latin/South America” means the following countries: Argentina, Aruba, Bolivia, Brazil, British West Indies, Costa Rica, Chile, Columbia, Jamaica, Mexico and Peru.

“Emerging Market” means Emerging Latin/South America, Emerging Asia and Emerging Africa/Middle East/Europe.

“Minimum Servicing Fee Percentage” means     % per annum.*

“Servicing Fee” means for any Payment Date an amount equal to the product of (x)        percent (    %) and (y) the aggregate amount of Engine Revenues with respect to the Series 2002-1 Engines during the immediately preceding Collection Period; provided however, that if an Early Amortization Event has occurred and is continuing such fee shall mean for any Payment Date an amount equal to the product of (x)           percent (    %) and (y) the aggregate amount of Engine Revenues with respect to the Series 2002-1 Engines during the immediately preceding Collection Period.*

“Single Lessee Percentage” means               percent (    %); provided, however, that with respect to any lessee which is located in an Emerging Market, the Single Lessee Percentage shall mean         percent (     %).*

“Target EBIT Ratio” means 1.20:1.0.

*                                         This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

S1-1

“Target On-Lease Percentage” means                 percent (    %).*

“Target One Year Lease Expiry Concentration Percentage” means                 percent (    %).*

“Target Two Year Lease Expiry Concentration Percentage” means                 percent (    %).*

“Three Lessee Percentage” means                 percent (    %).*

“Weighted Average Lease Rate Percentage” means one percent (1.0%).

“Wide Body Aircraft Percentage” means                 percent (    %).*

Section 2:                                         Certain Additional Terms.

Administrative Agent Fee.  The Issuer shall pay on each quarterly Payment Date, beginning with the third Payment Date, an Administrative Agent Fee to the Administrative Agent an amount equal to the product of (x)     %, (y) one-fourth and (2) the Aggregate Note Principal Balance.  Such Administrative Agent Fee shall be payable on each quarterly Payment Date from amounts then on deposit in the Series 2002-1 Series Account in accordance with Section 3.02 of the Supplement.*

Interest Rate Hedge Agreements.  Beginning on September 12, 2002, the Issuer at all times shall have Interest Rate Hedge Agreements in effect, each of which has an aggregate notional amount of not less than 50% of the Outstanding Obligations of the, Series 2002-1 Notes.

Section 3:                                       Geographic Concentration Table.

“Section 3: Geographic Concentration Table”

Geographic Region	Maximum Geographic Percentage
Africa/Middle East/Emerging Europe		%*
Emerging Asia		%*
China(1)		%*
Developed Asia/Pacific Rim		%*
Developed Europe		%*
North America		%*
Emerging Latin/South America		%*
Total Emerging Markets		%*

(1) People’s Republic of China, excluding Hong Kong.

*                                         This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

S1-2

SCHEDULE 2

to Series 2002-1 Supplement

“Initial List of Engine and Lease Agreements”

(consisting of 23 pages)

Engines

One (1) General Electric model CF6-80C2D1F aircraft engine bearing manufacturer’s serial number 704638

One (1) Pratt & Whitney model PW2037 aircraft engine bearing manufacturer’s serial number 716430

One (1) Pratt & Whitney model JT8D-219 aircraft engine bearing manufacturer’s serial number 728173

One (1) General Electric CF6-50C2 aircraft engine bearing manufacturer’s serial number 455805

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 716779

One (1) Pratt & Whitney JT8D-217C/219 aircraft engine bearing manufacturer’s serial number 718210

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 725183

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 725522

One (1) CFM International CFM56-5A aircraft engine bearing manufacturer’s serial number 733141

One (1) CFM International model CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733186

One (1) CFM International CFM56-5C aircraft engine bearing manufacturer’s serial number 741551

One (1) CFM International CFM56-5B4/P aircraft engine bearing manufacturer’s serial number 779194

One (1) CFM International CFM56-5B1/B2 aircraft engine bearing manufacturer’s serial number 779484

One (1) CFM International CFM56-5B3-P aircraft engine bearing manufacturer’s serial number 779542

One (1) CFM International CFM56-7 aircraft engine bearing manufacturer’s serial number 874243

One (1) General Electric CF6-50C2 aircraft engine bearing manufacturer’s serial number 528113

S2-1

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 718035

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 718064

One (1) Pratt & Whitney JT8D-217C/219 aircraft engine bearing manufacturer’s serial number 718262

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 721877

One (1) Pratt & Whitney PW2037 aircraft engine bearing manufacturer’s serial number 727057

One (1) Pratt & Whitney PW4062-3 aircraft engine bearing manufacturer’s serial number 727340

One (1) Pratt & Whitney PW4062-3 aircraft engine bearing manufacturer’s serial number 727393

One (1) Pratt & Whitney JT8D-219 aircraft engine bearing manufacturer’s serial number 728154

One (1) CFM International model CFM 56-5A3 aircraft engine bearing manufacturer’s serial number 731570

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 731813

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733163

One (1) CFM International CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733172

One (1) Pratt & Whitney PW4168A aircraft engine bearing manufacturer’s serial number 733438

One (1) Pratt & Whitney PW4168A aircraft engine bearing manufacturer’s serial number 733471

One (1) CFM International CFM56-5C3F aircraft engine bearing manufacturer’s serial number 740342

One (1) CFM International CFM56-5C3F aircraft engine bearing manufacturer’s serial number 741414

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858327

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858788

One (1) CFM International CFM56-3B2 aircraft engine bearing manufacturer’s serial number 858789

S2-2

One (1) CFM International CFM56-3C1 aircraft engine bearing manufacturer’s serial number 858839

One (1) Pratt & Whitney PW4090 aircraft engine bearing manufacturer’s serial number 222108

One (1) Pratt & Whitney PW4060-3 aircraft engine bearing manufacturer’s serial number 724721

One (1) CFM International model CFM56-5A3 aircraft engine bearing manufacturer’s serial number 733175

One (1) IAE model V2528-D5 aircraft engine bearing manufacturer’s serial number V20001

One (1) IAE model V2528-D5  aircraft engine bearing manufacturer’s serial number V20267

One (1) CFM International model CFM56-5B aircraft engine bearing manufacturer’s serial number 575283

Leases

Engine 725183

Aircraft Engine Lease Agreement dated as of June 30, 1999 (the “TAP Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Transportes Aereos Portugueses, S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of June 30, 1999, and (ii) Engine Transfer Certificate dated as of June 30, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which TAP Lease and attachments were recorded by the FAA on July 6, 1999 and assigned Conveyance No. YY025858, as amended by Letter Amendment dated as of June 29, 2001, which was recorded by the FAA on September 25, 2001 and assigned Conveyance No. FF32960, as amended by Letter Amendment dated as of September 28, 2001, which was recorded by the FAA on October 11, 2001 and assigned Conveyance No. ZZ025584, as further amended by Letter Amendment dated as of December 29, 2001, which was recorded by the FAA on May 1, 2002 and assigned Conveyance No. I070020.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

S2-3

Engine 718210

Aircraft Engine Lease Agreement dated as of October 30, 1997 between Terandon Leasing Corporation (“Terandon”), as lessor, and SPANAIR, as lessee, with General Terms Engine Lease Agreement dated as of October 30, 1997 attached thereto, which was recorded by the FAA on December 15, 1995, and assigned Conveyance No.II010037, as assigned and assumed by Assignment and Assumption Agreement and Bill of Sale dated as of December 19, 1997 between Terandon, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015339, as assigned and assumed under that certain Engine Transfer Certificate dated as of December 19, 1997 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015340.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 874243

Aircraft Engine Lease Agreement dated as of April 29, 1998 (the “Shanghai Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Shanghai Airlines, as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of April 29, 1998, and (ii) Engine Transfer Certificate dated as of April 29, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Shanghai Lease and attachments were recorded by the FAA on June 11, 1998 and assigned Conveyance No. MM015772 (the Engine Transfer Certificate was recorded separately by the FAA on June 11, 1998 and assigned Conveyance No. MM015773).

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

S2-4

Engine 455805

Aircraft Engine Lease Agreement dated as of May 14, 1998 (the “MTU Lease”), between AAR Aircraft & Engine Group, Inc. (“AAR”), as lessor, and MTU Maintenance GmbH (“MTU”) as lessee, with the following attached thereto: (i) Engine Delivery Receipt dated May 27, 1998, (ii) General Terms Engine Lease Agreement dated as of March 8, 1996, (iii) Novation Agreement dated as of May 21, 1998 among AAR, as assignor/seller, Kellstrom Commercial Aircraft, Inc. (“Kellstrom”), as assignee/buyer, and MTU, as lessee, (iv) Assignment and Assumption of Lease and Purchase and Sale of Engine Agreement dated as of March 25, 1999 between Kellstrom, as assignor, and Willis Lease Finance Corporation (“Willis”), as assignee, and (v) Engine Transfer Certificate dated April 6, 1999 between Willis, as assignor, and WLFC Funding Corporation, as assignee, which MTU Lease and attachments were recorded by the FAA on May 11, 1999 and assigned Conveyance No. II014063.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 779194

Aircraft Engine Lease Agreement dated as of June 19, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Air Jamaica Limited, as lessee, with General Terms Engine Lease Agreement dated as of June 19, 1998, attached thereto, which was recorded by the FAA on August 5, 1998, and assigned Conveyance No. KK22899, as amended by Letter Amendment dated January 25, 1999, which was recorded by the FAA on September 9, 1999, and assigned Conveyance No. MM018466, as assigned and assumed under that certain Engine Transfer Certificate dated as of August 27, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on August 31, 1999 and assigned Conveyance No. II015208.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

S2-5

Engine 779484

Aircraft Engine Lease Agreement dated as of December 22, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Flying Colours Airlines Limited (now JMC Airlines Ltd.), as lessee, with General Terms Engine Lease Agreement dated as of December 21, 1998 attached thereto, which was recorded by the FAA on January 4, 1999 and assigned Conveyance No. ZZ018400, as assigned and assumed by Engine Transfer Certificate dated as of January 15, 1999 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on May 10, 1999 and assigned Conveyance No. II014049.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733141

Engine Lease Agreement dated as of August 21, 1998 (shown in the FAA records as dated August 31, 1998) between Willis Lease Finance Corporation (“Willis”), as lessor, and Compagnie Nationale Air France, now Société Air France, as lessee, which was recorded by the FAA on September 1, 1998 and assigned Conveyance No. T058245, as assigned and assumed by that certain Engine Transfer Certificate dated as of September 4, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on November 5, 1998, and assigned Conveyance No. SS010988, as amended by Amendment No. 1 dated August 18, 2000, which was recorded by the FAA on October 25, 2000 and assigned Conveyance No. T064666, and as further amended by Amendment No. 2 dated March 1, 2002, which was recorded by the FAA on May 20, 2002 and assigned Conveyance No. M000687.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

S2-6

Engine 725522

Aircraft Engine Lease Agreement dated as of September 9, 1997 between Willis Lease Finance Corporation (“Willis”), as lessor, and Jet Airways (India) Ltd., as lessee, with General Terms Engine Lease Agreement dated as of July 1, 1997 attached thereto, which was recorded by the FAA on December 5, 1997 and assigned Conveyance No. Z02548, as assigned and assumed by Engine Transfer Certificate dated as of December 19, 1997 between Willis, as seller, and WLFC Funding Corporation, as issuer, which was recorded by the FAA on January 27, 1998 and assigned Conveyance No. EE015340.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 779542

Aircraft Engine Lease Agreement dated as of July 29, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Air 2000 Limited, as lessee, with General Terms Engine Lease Agreement dated as of December 9, 1996 attached thereto, which was recorded by the FAA on August 21, 1998 and assigned Conveyance No. PP010544, as amended by Letter Amendment dated April 16, 1999, with Novation Agreement dated April 16, 1999 among Willis, as assignor, WLFC Funding Corporation, as assignee, and Air 2000 Limited attached, which was recorded by the FAA on May 18, 1999 and assigned Conveyance No. K21295, as amended by Lease Amendment dated September 17, 1999, which was recorded by the FAA on November 10, 1999 and assigned Conveyance No. JJ31856, and as further amended by Lease Amendment dated March 30, 2000, which was recorded by the FAA on May 2, 2000 and assigned Conveyance No. SS014493.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

S2-7

Engine 716779

Aircraft Engine Lease Agreement dated as of October 17, 2001 between WLFC Funding Corporation, as lessor, and Vanguard Airlines, as lessee, with General Terms Engine Lease Agreement dated as of October 17, 2001 attached thereto, which was recorded by the FAA on November 5, 2001 and assigned Conveyance No. XX019451.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 741551

Aircraft Engine Lease Agreement dated as of May 14, 1998 (the “Virgin Lease”) between Willis Lease Finance Corporation (“Willis”) as lessor, and Virgin Atlantic Airways Ltd., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of May 14, 1998, and (ii) Engine Transfer Certificate dated as of May 14, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Virgin Lease and attachments were recorded by the FAA on June 16, 1998 and assigned Conveyance No. EE016577 (the Engine Transfer Certificate was recorded separately by the FAA on June 16, 1998 and assigned Conveyance No. EE016578).

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 222108

Aircraft Engine Lease Agreement dated as of December 1, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and WLFC (Ireland) Limited (“WLFCI”), as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on January 26, 2001 and assigned Conveyance No. TT014464, as assigned by Assignment and Bill of Sale dated as of May 31, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as

S2-8

assignee, which was recorded by the FAA on June 13, 2001 and assigned Conveyance No. JJ37092, as assigned and assumed by Deed of Novation dated June 6, 2002 among WLFCI, as assignor, WLFC Funding (Ireland) Limited, as assignee, and the owner trustee, which was recorded by the FAA on June 18, 2002 and assigned Conveyance No. NN023493.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 718035

Engine Lease Agreement dated January 7, 1992 (the “Avianca Lease”) between GPA Group plc (“GPA”), as lessor, and Aerovias Nacionales de Colombia S.A. Avianca (“Avianca”), as lessee, with the following attached thereto: (i) Engine Lease Assignment, Assumption and Amendment Agreement dated September 30, 1997 between GPA as assignor, T-10 Inc. as assignee, and Avianca as lessee, and (ii) Second Engine Lease Assignment, Assumption and Amendment Agreement dated August 2, 2001 among T-10 Inc. as assignor, Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, and Avianca as lessee; which Avianca Lease and attachments were recorded by the FAA on January 25, 2002 and assigned Conveyance No. W000315.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 718064

Engine Lease Agreement dated January 7, 1992 (the “Avianca Lease”) between GPA Group plc (“GPA”), as lessor, and Aerovias Nacionales de Colombia S.A. Avianca (“Avianca”), as lessee, with the following attached thereto: (i) Engine Lease Assignment, Assumption and Amendment Agreement dated September 30, 1997 between GPA as assignor, T-10 Inc. as assignee, and Avianca as lessee, and (ii) Second Engine Lease Assignment, Assumption and Amendment Agreement dated August 2, 2001 among T-10 Inc. as assignor, Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, and Avianca as lessee; which Avianca Lease and attachments were recorded by the FAA on January 25, 2002 and assigned Conveyance No. W000317.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858327

Aircraft Engine Lease Agreement dated as of August 1, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Frontier Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated as of August 1, 2002 attached thereto, which was recorded by the FAA on August 28, 2002 and assigned Conveyance No. XX021974.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 740342

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which was recorded by the FAA on May  7, 2001 and assigned Conveyance No. Q67587.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 741414

Aircraft Engine Lease Agreement dated as of May 3, 2001 between Wells Fargo Bank Northwest, National Association, formerly First Security Bank, National Association, as owner trustee, as lessor, and Gulf Air Company G.S.C., as lessee, with General Terms Engine Lease Agreement dated March 28, 2001 attached thereto, which was recorded by the FAA on May  7, 2001 and assigned Conveyance No. Q67589.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 721877

Aircraft Engine Lease Agreement dated as of May 21, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hainan Airlines, as

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lessee, with General Terms Engine Lease Agreement dated May 21, 2002 attached thereto, which was recorded by the FAA on May 31, 2002 and assigned Conveyance No. K034326.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858839

Aircraft Engine Lease Agreement dated as of May 21, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hainan Airlines, as lessee, with General Terms Engine Lease Agreement dated May 21, 2002 attached thereto, which was recorded by the FAA on May 31, 2002 and assigned Conveyance No. K034324.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727393

Aircraft Engine Lease Agreement dated as of April 13, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Hawaiian Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated as of April 13, 2002 attached thereto, which was recorded by the FAA on April 17, 2002 and assigned Conveyance No. S118700.

S2-12

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 731813

Aircraft Engine Lease Agreement dated as of December 19, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and International Lease Finance Corporation, as lessee, with General Terms Engine Lease Agreement dated as of December 18, 2001 attached thereto, which was recorded by the FAA on December 21, 2001 and assigned Conveyance No. K032713, as amended by Letter Amendment dated April 19, 2002, which was recorded by the FAA on May 20, 2002 and assigned Conveyance No. II0025289, as amended by Letter Amendment dated as of July 15, 2002, which was recorded by the FAA on August 2, 2002 and assigned Conveyance No. ZZ027761.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727340

Aircraft Engine Lease Agreement dated as of November 7, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Lan Chile S.A., as lessee, with General Terms Engine Lease Agreement dated November 7, 2001 attached thereto, which was recorded by the FAA on December 5, 2001 and assigned Conveyance No. UU032267.

S2-13

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 528113

Aircraft Engine Lease Agreement dated as of January 21, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and MNG Havayollari Ve Tasimacilik Anonim Sirketi, as lessee, with General Terms Engine Lease Agreement dated as of January 21, 2000 attached thereto, which was recorded by the FAA on February 25, 2000 and assigned Conveyance No. QQ020822, as assigned by Assignment and Bill of Sale dated as of March 24, 2000 between Willis, as assignor, and First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on June 27, 2000 and assigned Conveyance No. XX015520, as amended by Letter Amendment dated May 2, 2000, which was recorded by the FAA on May 23, 2000 and assigned Conveyance No. K25712, as amended by Letter Amendment dated July 22, 2000, which was recorded by the FAA on August 3, 2000 and assigned Conveyance No. C39536, and as further amended by Letter Amendment dated December 20, 2001, which was recorded by the FAA on December 31, 2001 and assigned Conveyance No. BB036299.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 858788

Aircraft Engine Lease Agreement dated as of March 16, 1998 (the “Rio-Sul Lease”) between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A., as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998, between Willis, as seller, and WLFC Funding Corporation, as issuer, which Rio-Sul Lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93122, as assigned by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000961.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 858789

Aircraft Engine Lease Agreement dated as of March 16, 1998 (the “Rio-Sul Lease”) between Willis Lease Finance Corporation (“Willis”), as lessor, and Rio-Sul Servicos Aereos Regionais S.A. (“Rio-Sul”), as lessee, with the following attached thereto: (i) General Terms Engine Lease Agreement dated as of February 27, 1998, and (ii) Engine Transfer Certificate dated as of March 16, 1998 between Willis, as seller, and WLFC Funding Corporation, as issuer, which Rio-Sul Lease and attachments were recorded by the FAA on March 31, 1998 and assigned Conveyance No. H93123, as assigned and assumed by Assignment and Bill of Sale dated as of June 12, 2002 between WLFC Funding Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on July 23, 2002 and assigned Conveyance No. W000964.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding

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Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 727057

Aircraft Engine Lease Agreement dated as of June 18, 1998 between Willis Lease Finance Corporation (“Willis”), as lessor, and Shanghai Airlines, as lessee, with General Terms Engine Lease Agreement dated as of April 29, 1998 attached thereto, which was recorded by the FAA on August 5, 1998 and assigned Conveyance No. KK22897, as assigned by Assignment and Bill of Sale dated as of May 22, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, with Joinder and Amendment Agreement dated May 22, 2000 attached thereto, which was recorded by the FAA on June 14, 2001 and assigned Conveyance No. KK028508.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733163

Aircraft Engine Lease Agreement dated as of March 22, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Snecma Services S.A., as lessee, with General Terms Engine Lease Agreement dated March 22, 2002 attached thereto, which was recorded by the FAA on April 9, 2002 and assigned Conveyance No. JJ40857.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine

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and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 728154

Aircraft Engine Lease Agreement dated as of March 7, 2001 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spanair S.A., as lessee, with General Terms Engine Lease Agreement dated March 7, 2001 attached thereto, which was recorded by the FAA on March 22, 2001 and assigned Conveyance No. H101539.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733438

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on February 1, 2001 and assigned Conveyance No. HK020200.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by

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virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733471

Aircraft Engine Lease Agreement dated as of November 29, 2000 between First Security Bank, National Association, now Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and SR Technics AG, as lessee, with General Terms Engine Lease Agreement dated November 29, 2000 attached thereto, which was recorded by the FAA on May 7, 2001 and assigned Conveyance No. H101988.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733172

Aircraft Engine Lease Agreement dated as of September 2, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Gulf Aircraft Maintenance Company, as lessee, with General Terms Engine Lease Agreement dated as of August 12, 2002 attached thereto, which was recorded by the FAA on September 6, 2002 and assigned Conveyance No. J001573.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 718262

Aircraft Engine Lease Agreement dated as of July 23, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Vanguard Airlines, as lessee, with General Terms Engine Lease Agreement dated July 23, 2002 attached thereto, which was recorded by the FAA on August 9, 2002 and assigned Conveyance No. CC016158.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 724721

Aircraft Engine Lease Agreement dated as of November 29, 2000 between Willis Lease Finance Corporation (“Willis”), as lessor, and WLFC (Ireland) Limited (“WLFCI”), as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on January 5, 2001 and assigned Conveyance No. YY030445, as assigned by Assignment and Bill of Sale dated as of May 31, 2001 between Willis, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on June 14, 2001 and assigned Conveyance No. JJ37144, as assigned by Deed of Novation dated June 6, 2002 among WLFCI, as assignor, WLFC Funding (Ireland) Limited, as assignee, and the owner trustee, which was recorded by the FAA on June 27, 2002 and assigned Conveyance No. TT016885.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 733186

Aircraft Engine Lease Agreement dated as of March 9, 2001 (the “SNECMA Lease”) between WLFC Funding Corporation, as lessor, and SNECMA Services S.A. (“SNECMA”), as lessee, with the following attached thereto:  (i) General Terms Engine Lease Agreement dated September 11, 1999 between Willis Lease Finance Corporation (“Willis”), as lessor, and SNECMA, as lessee, (ii) Assignment dated as of March 9, 2001 between Willis, as assignor, and WLFC Funding Corporation, as assignee, which SNECMA Lease and attachments were recorded by the FAA on April 20, 2001 and assigned Conveyance No. L73991, as amended by Letter Amendment dated January 7, 2002 between WLFC Funding Corporation, as lessor, and SNECMA, as lessee, which was recorded by the FAA on February 2, 2002 and assigned Conveyance No. T068730.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following document, which was filed for recording with the Federal Aviation Administration on this date, but has not yet been recorded, a true and correct copy of which is attached hereto: Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignment, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 731570

Aircraft Engine Lease Agreement dated as of August 26, 2002 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Gulf Aircraft Maintenance Company, as lessee, with General Terms Engine Lease Agreement dated August 12, 2002 attached thereto, which was recorded by the FAA on August 28, 2002 and assigned Conveyance No. XX021984.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

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Engine 716430

Aircraft Engine Lease Agreement dated July 19, 2001 (the “TWA Lease”) between Kellstrom Industries, Inc., as lessor, and TWA Airlines LLC (“TWA”), as lessee, with the following attached thereto:  (i) Engine Lease General Terms Agreement dated as of June 28, 2001, and (ii) Assignment and Assumption of Lease and Purchase and Sale of Engine Agreement dated as of July 31, 2001 among Kellstrom Industries, Inc., as assignor, Willis Lease Finance Corporation, as beneficiary, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which TWA Lease and attachments were recorded by the FAA on October 1, 2001 and assigned Conveyance No. L75041.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and Willis Lease Finance Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 733175

Aircraft Engine Lease Agreement dated as of December 1, 2000 between Willis Lease Finance Corporation, as lessor, and WLFC (Ireland) Limited, as lessee, with General Terms Engine Lease Agreement dated as of November 29, 2000 attached thereto, which was recorded by the FAA on February 26, 2001 and assigned Conveyance No. I067517, as amended by Letter Amendment dated May 23, 2001 which was recorded by the FAA on July 5, 2001 and assigned Conveyance No. HK021663, as assigned and assumed by Assignment and Bill of Sale dated as of December 21, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on January 28, 2002 and assigned Conveyance No. FF33661, and as further assigned and assumed by Deed of Novation dated June 6, 2002 among WLFC (Ireland) Limited as assignor, WLFC Funding (Ireland) Limited as assignee, and Wells Fargo Bank Northwest, National Association, as lessor, which was recorded by the FAA on June 18, 2002 and assigned Conveyance No. NN023496.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [WLFC] dated this date, between Wells Fargo Bank Northwest,

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National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation (as successor by merger to WLFC Funding Corporation), as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 704638

Aircraft Engine Lease Agreement dated as of March 16, 1998 between Willis Lease Finance Corporation, as lessor, and “VARIG”, S.A. (Viacao Aerea Rio-Grandense), as lessee, with General Terms Engine Lease Agreement dated as of February 27, 1998 attached thereto, which was recorded by the FAA on June 30, 1998 and assigned Conveyance No. H94205, as assigned and assumed by Assignment and Bill of Sale dated as of December 4, 2001 between Willis Lease Finance Corporation, as assignor, and Wells Fargo Bank Northwest, National Association, as owner trustee, as assignee, which was recorded by the FAA on January 11, 2002 and assigned Conveyance No. I069446.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest, National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 728173

Aircraft Engine Lease Agreement dated as of November 16, 2001 between Wells Fargo Bank Northwest, National Association, as owner trustee, as lessor, and Spirit Airlines, Inc., as lessee, with General Terms Engine Lease Agreement dated November 4, 2001 attached thereto, which was recorded by the FAA on December 4, 2001 and assigned Conveyance No. SS017842.

The foregoing engine lease, as assigned, assumed and/or amended, has been assigned and assumed pursuant to the following documents, which were filed for recording with the Federal Aviation Administration on this date, but have not yet been recorded, true and correct copies of which are attached hereto: (i) First Transfer Master Assignment and Assumption Agreement and Bill of Sale [Willis] dated this date, between Wells Fargo Bank Northwest,

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National Association, not individual but solely as owner trustee, as assignor, and WLFC Funding Corporation, as assignee, and (ii) Contribution and Sale Agreement dated as of September 12, 2002 between Willis Lease Finance Corporation, as seller/assignor, and Willis Engine Funding LLC, as issuer/assignee, with Engine and Beneficial Interest Transfer Certificate dated this date between Willis Lease Finance Corporation, as assignor, and Willis Engine Funding LLC, as assignee, attached thereto (by virtue of the foregoing assignments, Willis Engine Funding LLC is the current lessor under the above-described engine lease).

Engine 20001

None

Engine 20267

None

Engine 575283

None

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